UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2019 (August 20, 2019)

LONGEVITY ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-38637	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Yongda International Tower No. 2277
Longyang Road, Pudong District, Shanghai
People’s Republic of China	201204
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (86) 21-60832028

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, no par value	LOAC	The NASDAQ Stock Market LLC
Warrants to purchase one-half of one ordinary share	LOACW	The NASDAQ Stock Market LLC
Rights to receive one-tenth (1/10) of one ordinary share	LOACR	The NASDAQ Stock Market LLC
Units, each consisting of one ordinary share, one right and one warrant	LOACU	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On August 20, 2019, Longevity Acquisition Corporation (the “Company”) issued an unsecured promissory note in the amount of $400,000, representing $0.10 per public share, to Whale Management Corporation (the “Sponsor”). The Sponsor deposited such funds into the Company’s trust account (the “Trust Account”), as described in the prospectus filed by the Company in connection with the Company’s initial public offering. As a result, the period of time the Company has to consummate a business combination has been extended by three months to November 27, 2019. The note bears no interest and is repayable in full upon consummation of the Company’s initial business combination. A copy of the note is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The disclosures set forth in this Item 2.03 are intended to be summaries only and are qualified in their entirety by reference to the notes.

Item 8.01	Other Events

On August 21, 2019, the Company issued a press release announcing the extension of the period of time the Company has to consummate a business combination. A copy of the press release issued by the Company is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit Number	Exhibit
10.1	Promissory note, August 20, 2019, issued by Longevity Acquisition Corporation to Whale Management Corporation
99.1	Press release, dated August 21, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 21, 2019

LONGEVITY ACQUISITION CORPORATION

By:	/s/ Matthew Chen
Name: Matthew Chen
Title: Chairman and Chief Executive Officer